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                                                                   EXHIBIT 10.31

                        COPPER MOUNTAIN NETWORKS, INC.

                           NONSTATUTORY STOCK OPTION

                 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                      , Optionholder:
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     Copper Mountain Networks, Inc. (the "Company"), pursuant to its 1999 Non-
Employee Directors' Stock Option Plan (the "Plan") has on
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granted to you, the optionholder named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's Non-Employee Directors (as defined in the Plan).

     The details of your option are as follows:

     1.  The total number of shares of Common Stock subject to this option is
                    (     ).  Subject to the limitations contained herein, this
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option shall be exercisable in accordance with the Plan.

     2.  The exercise price of this option is          ($          ) per share,
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being the Fair Market Value (as defined in the Plan) of the Common Stock on the date of grant of this option.

     3. This option shall become exercisable ("vest") as provided in subsection 7(e) of the Plan for an option granted pursuant to Section 6 of the Plan.

     4. (a) This option may be exercised, to the extent specified in the Plan, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 10(c) of the Plan. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

          (b) By exercising this option you agree that the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of the exercise of this option or the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise.

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     5.  Except at the time of your death while some or all of this option remains outstanding and you are the optionholder for this option, this option may be transferred only to (i) your family members, (ii) a trust the beneficiaries of which are you and/or your family members, (iii) a family limited partnership the partners of which are you and/or your family members, or
(iv) a family limited liability company the members of which are your and your family members. A "family member" shall be limited to your spouse, children, stepchildren and grandchildren (whether adopted or natural).

     6. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

     7. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 7 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

     Dated the          day of             ,         .
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                                    Very truly yours,

                                    Copper Mountain Networks, Inc.

                                    By:
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                                            Duly authorized on behalf
                                            of the Board of Directors

Attachments:

1999 Non-Employee Directors' Stock Option Plan

                                       2.
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The undersigned:

          (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan;

          (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionholder and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under compensatory stock plans of the Company, and (ii) the following agreements only:

          None
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                         (Initial)

          Other
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                              Optionholder

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                              Address

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